[On Chapman and Cutler LLP Letterhead]

February 5, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:  Destra Investment Trust
        (File Nos. 333-167073 and 811-22417)

Ladies and Gentlemen:

On behalf of Destra Investment Trust (the “Registrant”), we are transmitting for electronic filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, the exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the copy of a supplement, in the form of a sticker, to the prospectus for the Registrant filed pursuant to Rule 497(c) on January 31, 2014.  The Registration Statement relates to the Destra Dividend Total Return Fund, a series of the Registrant.

If you have any questions or comments, please telephone the undersigned at (312) 845-3484.

Very truly yours,

Chapman and Cutler llp By: /s/ Morrison C. Warren Morrison C. Warren